UNDERground CBD Pharmaceutical Product Price List

NEW ITEMS

Name	Description	Ingredients	Dosage
Cotton Candy - Mini	Birthday Cake, Blue Rasberry, Bubble Gum, Cherry Bomb, Citrus Passion, Galaxy Grape, Green Apple, Orange, Winter Frost	Vegan,gluten free,fat & cholesterol free with 75% less sugar then a typical can of soda	10MG
Cotton Candy - Regular	Birthday Cake, Blue Rasberry, Bubble Gum, Cherry Bomb, Citrus Passion, Galaxy Grape, Green Apple, Orange, Winter Frost	Vegan,gluten free,fat & cholesterol free with 75% less sugar then a typical can of soda	100MG / 4 servings
JELLY BEANS	Sour - comes in packs of 10 or 20	Sour Assortment Ingredients: Sugar, Corn Syrup, Food Starch Modified, Dextrose, Natural and Artificial Flavors, Honey, Chocolate Liquor, Cocoa Powder, Apple Juice Concentrate, Color Added, Red 40 Lake, Red 40, Blue 1, Blue 2 Lake, Blue 1 Lake, Yellow 5 Lake, Yellow 5, Yellow 6, Yellow 6 Lake, Citric Acid, Malic Acid, Sodium Citrate, Ascorbic Acid, (Confectioners Glaze, Carnauba Wax, Beeswax) CBD from hemp extract	10MG
JELLY BEANS	Regular - comes in packs of 10 or 20	Regular Assortment Ingredients: Sugar, Corn Syrup, Dextrose, Food Starch Modified, Apple Juice Concentrate, Natural and Artificial Flavors, Chocolate Liquor, Honey, Cocoa Powder, Color Added, Red 40 Lake, Red 40, Blue 1 Lake, Blue 1, Blue 2 Lake, Yellow 5, Yellow 5 Lake, Yellow 6, Yellow 6 Lake, Citric Acid, Ascorbic Acid, Malic Acid, Sodium Citrate, (Confectioners Glaze, Carnauba Wax, Beeswax) CBD from hemp extract	10MG
JELLY BEANS	Sugar-Free - comes in packs of 10 or 20	Sugar Free Ingredients: Maltitol Syrup, Maltitol, Modified Food Starch, Contains 2% or Less of the following: Sucralose, Citric Acid, Natural and Artificial Flavors, Color Added, Red 40, Yellow 6, Yellow 5,Red 40 Lake, Blue 2 Lake, Yellow 5 Lake, Yellow 6 Lake, Blue 1 Tapioca Dextrin, (Beeswax, Carnauba Wax, Confectioner's Glaze) Salt. CBD from hemp extract	10MG
CBD Water	CBD Water	16.9 oz with 10 MG of CBD	10MG
CBD Coffee	8os Bag

Cuban Espresso blend is bold and powerful, this blend roars a super aroma, has a sturdy and strong flavor with rich and earthy tones

Colombian Blend is a medium body coffee with very lively red fruit tones, floral fragrance, a touch of citrus with undertones of jam, nuts and chocolate.

10MG
CBD Coffee	1lb Bag

Cuban Espresso blend is bold and powerful, this blend roars a super aroma, has a sturdy and strong flavor with rich and earthy tones

Colombian Blend is a medium body coffee with very lively red fruit tones, floral fragrance, a touch of citrus with undertones of jam, nuts and chocolate.

10MG
CBD Coffee	K Cup

Cuban Espresso blend is bold and powerful, this blend roars a super aroma, has a sturdy and strong flavor with rich and earthy tones

Colombian Blend is a medium body coffee with very lively red fruit tones, floral fragrance, a touch of citrus with undertones of jam, nuts and chocolate.

10MG
CBD Tea	Tea Bags	CBD Infused Tea us a proprietary blend of tea leaves and 10MG of hemp derived CBD per bag. The water soluable CBD ensures a smooth tasting tea with a hint of cannabinoids and other tastes.	10MG

TRANSDERMAL

Name	Description	Ingredients	Dosage
DETOX PATCH	Detox Patch is professionally formulated ingredient infused patch. A full body detox Our proprietary blend of ingredients work effortlessly to aid in the following.	Terpene extract, Lavender oil, Chromium, Iron, Vitamin D, Vitamin E, Calcium	15mg
PRE-POST WORKOUT PATCH	The Amino Patch is a professionally formulated ingredient infused patch to aid Protein Synthesis and muscle recovery after exercise.. Our proprietary blend of essential BCAA amino acids combined with our B Vitamin complex is the perfect mix of ingredients.	Proprietary Blend: L-Leucine, L-Valine, L-Isoleucine, Vitamin B12, Vitamin C, Vitamin D	15mg

NANO SHOTS (2 oz Shot)

Name	Description	Ingredients	Dosage
BRAIN HEALTH	NANO CBD Shots are loaded with nutrients and offer a single-serving of superfoods. Use world class Nano Technology allowing for rapid bioavailability on a cellular level. With this Nano-sized CBD molecule we can optimize the benefits of traditional CBD absorption methods.	CBG and Nootropics L-Glutamine 380mg, L-Lysine:150mg, GABA: 150mg, L-Theanine: 100mg, Passionflower Extract: 8mg, Filtered Water, Natural Flavors, Citric Acid	Active particle equivalent to 3,328mg
FOCUS	NANO CBD Shots are loaded with nutrients and offer a single-serving of superfoods. Use world class Nano Technology allowing for rapid bioavailability on a cellular level. With this Nano-sized CBD molecule we can optimize the benefits of traditional CBD absorption methods.	CBD, CBG and Nootropics L-Glutamine 380mg, L-Lysine:150mg, GABA: 150mg, L-Theanine: 100mg, Passionflower Extract: 8mg, Filtered Water, Natural Flavors, Citric Acid	Active particle equivalent to 3,328mg
EXERCISE RECOVERY	NANO CBD Shots are loaded with nutrients and offer a single-serving of superfoods. Use world class Nano Technology allowing for rapid bioavailability on a cellular level. With this Nano-sized CBD molecule we can optimize the benefits of traditional CBD absorption methods.	Protein and Amino acid blend CBG, CBD, NAD, L-Glutamine 380mg, L-Lysine:150mg, GABA: 150mg, L-Theanine: 100mg, Passionflower Extract: 8mg, Filtered Water, Natural Flavors, Citric Acid	Active particle equivalent to 3,328mg
ENERGY	NANO CBD Shots are loaded with nutrients and offer a single-serving of superfoods. Use world class Nano Technology allowing for rapid bioavailability on a cellular level. With this Nano-sized CBD molecule we can optimize the benefits of traditional CBD absorption methods.	Ginger and Amino acid blend CBG, CBD, NAD, L-Glutamine 380mg, L-Lysine:150mg, GABA: 150mg, L-Theanine: 100mg, Passionflower Extract: 8mg, Filtered Water, Natural Flavors, Citric Acid, caffeine and citrus extract.	Active particle equivalent to 3,328mg

TINCTURES, CBD, CBG, CBC & TERPENES

Name	Description	Ingredients	Dosage
CINNAMON	With more than triple the CBD of our original formula, our Extra-Strength CBD packs a punch with our highest level of CBD per serving (250mg/3000mg). Our full-spectrum CBD oil absorbs directly into the bloodstream, providing you with quick and effective, all-natural wellness.	Cannabidiol (Seed and Stalk), Conjugated Linoleic Acid, Vegetable Glycerin, Ethanol, Sunflower Lecithin, Water, Natural Cinnamon Flavor	500mg

CAPSULES

Name	Description	Ingredients	Dosage
CAPSULES

PRE & PRO BIOTICS	CBD Oil is a rich source of Omega 3 & 6 Essential Fatty Acids. It is also a source of super fatty acids Gamma Linolenic Acid (GLA) and Stearidonic Acid (SDA).

Blessed thistle (4:1) DAMIANA LEAF PWD. (Turnera diffusa wild) Kosh

Dong Quai root (8:1) FALSE UNICORN POWDER (Chamaelirium Luteum)

Saw palmetto berry oil powder (45% fatty acids) Wild Yam (10% diosgenin)

MOTHERWORT HERB PWD.(Leonurus Heterophyllus Sweet)(Yi Mu Cao Licorice root powder (3% glycyrrhizin) BLACK COHOSH RT PWD.(Cimicifuga racemose)

RED RASPBERRY LVS. PWD. Passion Flower herb (3% vitexin)

CRAMP BARK PWD. (Viburnum opulus)

PROTEASE (aspergillus orycae) 500,000 HUT(FCC)/g [AME500]

AMYLASE, 100,000 SKB (fcc-Du/gm) [AME500]

LIPASE (Rhizopus Oryzae) 150,000Lu=15,000 FIP/gm [AME500]

CELLULASE 75,000 CU/G (Trichoderma longibrachiatum)[AME500]

{T} ZINC GLUCONATE 13%Zn

Coral Calcium 35%MAGNESIUM CITRATE 14.5% Mg fine gran (JOST)

MANGANESE GLUCONATE USP 11.75% Mn.

15mg
MVI	CBD Oil is a rich source of Omega 3 & 6 Essential Fatty Acids. It is also a source of super fatty acids Gamma Linolenic Acid (GLA) and Stearidonic Acid (SDA). 82 Mineral Vitamin Blend.

PROTEASE (aspergillus orycae) 500,000 HUT(FCC)/g [AME500] 82 MINERAL VITAMIN BLEND AMYLASE (125,000 SKB/Gram) LIPASE (Rhizopus Oryzae) 150,000Lu=15,000 FIP/gm [AME500] CELLULASE (150,000 CU/Gram)(trichodema longibrachiatum) LACTASE, fungal (100,000 ALU/Gram)

SUCRASE (INVERTASE) (200,000 SUMNER/GM) [AME500] MALTASE (20,000 DP/gram)

{T} VIT C L-CALCIUM ASCORBATE(82% VitC)(10.27%Ca)

MAGNESIUM CITRATE 14.5% Mg fine gran (JOST) {T} ZINC GLUCONATE 13%Zn

MANGANESE GLUCONATE USP 11.75% Mn. KELP (.1% iodine)(ascophyllum nodosum)

TRACE MINERAL MIX (74)ORGANIC TRACE MIN BLEND "BLACK MINERAL

15mg

PERSONAL CARE AND COSMETICS

Name	Description	Ingredients	Dosage
BALM, 1oz	Designed to provide fast-acting relief for stubborn pain, our CBD Balm is the remedy you've been searching for. Our thoughtful combination of anti-inflammatory ingredients harness the power of full-spectrum CBD for topical, all-natural pain relief and wellness. Apply topically as needed, gently massage into the skin, and relax.	Beeswax Medium chain triglycerides Lavender essential oil Eucalyptus essential oil	15mg
LOTIONS, 6.7oz	Our CBD Lotions are the remedy you've been searching for. Our thoughtful combination of anti-inflammatory ingredients harness the power of full-spectrum CBD for topical, all-natural pain relief and wellness. Apply topically as needed, gently massage into the skin, and relax.	Aqua/Water/Eau, Cantharus Tinctures (Safflower) Seed Oil, Stearic Acid, Glycerin, Cyclopentasiloxane, Dimethicone, Caprylic/Capric Triglyceride, Cannabis Sativa	Active Particle equivlant to 3,328mg
BATH BOMB	Our Relax Bath Bomb was created to not only relax the body, but to help stabilize the mood as well. A beautiful blend of Lavender, Chamomile and Frankincense come together to assist in the relief of anxiety, stress and inflammation while giving your immune system the healthy boost it needs.	Base Oil & Salt: Coconut Oil & Epsom Salt, Essential Oils: Wintergreen & Peppermint, Other Ingredients: Sodium Bicarbonate, Citric Acid, Aqua, Batch Certified Colorants, Fragrance, SLSA.	Hemp Oil
Green Body Bar	Green is a refreshing body bar with the invigorating scent of peppermint. This body soap is infused with all natural CBD oil. This bar contains 100 mg full spectrum active CBD	saponified oils of sunflower* and/or safflower*; coconut*; and palm* (with retained glycerin); essential oils of tea tree, eucalyptus and peppermint; hemp extract*; rosemary extract	100mg
CBD Infused Lavender & Eucalyptus Muscle Rub	CBD Salve contains capsicum extract, derived from the fruit of the cayenne pepper plant and regarded by herbalists as one of the most refreshing herbs. Lavender and eucalyptus help to refresh and revitalize while menthol from peppermint oil	Capsicum Extract – Derived from the fruit of the cayenne pepper plant it contains a warming effect that stimulates blood flow. This, in turn, helps in reducing Menthol – Obtained from peppermint oil Eucalyptus Extract	100mg

PET

Name	Description	Ingredients	Dosage
EQUINE HOOF THERAPY	A unique formula that helps maintain the pliability of the entire hoof by providing the conditioners necessary for moisture balance. Deep conditions to restore and support healthy hooves. Creates a breathable moisture barrier to help maintain a long-lasting moisture balance. Treats drying, cracking, chipping, and brittle hooves Contains antibacterial and antifungal agents to help prevent infection.	Organic Beeswax, Olive Oil, Coconut Oil, Shea Butter, Hemp EU CBD Oil (Naturally Occurring) 200 mg, Organic Calendula, Neem, Vitamin E Oil, Eucalyptus Oil, Lavender Oil.	300mg
HEMP BOW-WOW BITES	Products are made exclusively from hemp, a non-psychoactive plant which represents a natural cannabinoid source for pet supplements. We offer a proprietary process to deliver as many of the hemp cannabinoids, terpenes and flavonoids as possible.SMALL TO MEDIUM Recommended serving sizes: Under 20 lbs (9 kg): 1/2 - 1 biscuit every 12 hrs. MEDIUM TO LARGE Recommended serving sizes: 21 - 95 lbs (9.5 - 43 kg): 1 - 2 biscuits every 12 hrs 95 - 160 lbs (+43 kg): 2 - 3 biscuits every 12 hrs. LARGE TO EXTRA LARGE Recommended serving sizes: +95 lbs (+43 kg): 2 - 3 biscuits every 12 hrs	Angstromplex Hemp EU, Whole Wheat Flour, Oatmeal, Wheat Bran, Chicken Fat, Chicken, Cane Molasses, Turmeric, Paprika, Eggs, Apples, Carrots, Garlic Powder, Salt, Parika Extracts, White Cheddar Cheese, Bone Charcoal, Mixed Tocopherols (to preserve freshness).	30mg

GUMMIES & CUBES

Name	Description	Ingredients	Dosage
Mixed BERRY	Mixed Berry Extract, Passionflower Extract, Chamomile Extract, Slippery Elm Bark Extract. 4-GRAM CUBE	Organic Cane Sugar, Organic Brown Rice Syrup, Organic Honey, Citric Acid, Lemon Oil.	10mg

STRIPS

Name	Description	Ingredients	Dosage
MIXED BERRY	Position the CBD strip under your tongue and allow it to dissolve. When the strip melts away, the CBD is absorbed directly into your bloodstream through the sublingual artery. This is the quickest, most intense method to get the CBD into your body.	CBD Oil Sodium Alginate Glycerin Modified Corn Starch Polysorbate 80 Maltodextrin Dextrose Sucrose Sucralose Natural & Artificial Flavors and Mixed Berries Extract.	10mg